                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant     [X]

Filed by a party other than the registrant     [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement            [ ]  Confidential, For Use of the
                                            Commission
                                              Only (as permitted by Rule
                                            14a-6(e)(2))

[X]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                                 OSMONICS, INC.
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                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement no.:

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     (3) Filing Party:

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     (4) Date Filed:

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

[OSMONICS LOGO]

[CORPORATE HEADQUARTERS]

[5951 CLEARWATER DRIVE, MINNETONKA, MN 55343-8995 USA]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 9, 2001

To the Shareholders of Osmonics, Inc.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Osmonics, Inc. ("the Company") will be held at the corporate offices of Osmonics, Inc., 5951 Clearwater Drive, Minnetonka, Minnesota 55343 on May 9, 2001 at 11:00 a.m., and at any adjournments thereof, to consider and act upon the following matters:

     1. To elect three directors to serve a term of three years.

     2. To approve the amendment of the Company's 1993 Employee Stock Option and Compensation Plan to increase by 150,000 the number of shares reserved under such Plan.

     3. To approve the amendment of the Company's 1995 Employee Stock Purchase Plan to increase by 400,000 the number of shares reserved under such Plan.

     4. To amend Osmonics' By-Laws to provide that no person over the age of 72 may be elected or appointed to the Board.

     5. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 21, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournments thereof. The accompanying Proxy Statement forms a part of this Notice.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE AND RETURN THE PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AT ONCE IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors
                                          Ruth Carol Spatz, Secretary
April 9, 2001

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 9, 2001

     This Proxy Statement is furnished to shareholders in conjunction with the solicitation by the Board of Directors of Osmonics, Inc. (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held on May 9, 2001, at the corporate offices of Osmonics, 5951 Clearwater Drive, Minnetonka, Minnesota 55343.

     The record date for the determination of shareholders entitled to notice of and to vote at the meeting is the close of business on March 21, 2001 (the "Record Date"). On that date there were 14,432,026 shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), issued and outstanding. Each share is entitled to one vote.

     If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted at the Annual Meeting. Where a specification is made on the proxy, the shares will be voted in accordance with such specification. When no specification is made on the proxy, the proxy will be voted for the proposals indicated herein. A proxy may be revoked by the shareholder at any time prior to its being voted by giving written notice of revocation to the Secretary of the Company, in open meeting, or by casting a written ballot at the meeting. Attendance at the meeting by a shareholder will not by itself be considered revocation of the shareholder's proxy.

                             ELECTION OF DIRECTORS

     The present Board of Directors of Osmonics is composed of seven members. Directors are elected for a term of three years with positions staggered so that approximately one-third of the directors are elected at each annual meeting of shareholders. It is intended that the proxies received will be voted, unless authority is withheld, FOR the election of the nominees listed below, namely William Eykamp, Michael L. Snow, and Ruth Carol Spatz, to serve until the 2004 Meeting of Shareholders. The affirmative vote of the holders of the greater of
(a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the election of directors or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for election to the Board of each nominee named below. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the election of directors shall not be considered present and entitled to vote on the election of directors. The nominees are currently serving as directors and have consented, if elected, to serve for a new term.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO ELECT THE NOMINATED DIRECTORS.

     The following sets forth information with respect to the nominees for election as directors and each other person whose term of office as a director will continue after the meeting.

NOMINEES FOR ELECTION FOR A TERM OF THREE YEARS:

     WILLIAM EYKAMP, age 64, is currently a management consultant. He served as president and director of Koch Membrane Systems Inc., formerly Abcor Inc., from 1981 to 1988. Mr. Eykamp holds a Ph.D. in Chemical Engineering from Massachusetts Institute of Technology and a Bachelor of Science degree from Purdue University. Mr. Eykamp has been a director since 1997.

     MICHAEL L. SNOW, age 50, is currently Of Counsel in the law firm of Maslon Edelman Borman & Brand, LLP. Maslon Edelman Borman & Brand, LLP, has rendered legal services to Osmonics during the last fiscal year. Mr. Snow received a Bachelor of Arts degree and Juris Doctor from the University of Michigan. Mr. Snow has been a director since 1989.

     RUTH CAROL SPATZ, age 56, Secretary and Director of Osmonics, was a founder of Osmonics in 1969 and has held her current position since its inception. She is a graduate of the University of Vermont with a degree in Chemistry. Ms. Spatz has been a director since 1969.

DIRECTORS WHOSE TERMS EXPIRE IN 2002:

     RALPH E. CRUMP, age 77, was an initial investor in Osmonics in 1969. He founded Frigitronics, Inc., a manufacturer of ophthalmic and medical instruments, in 1963 and was its President and Chairman of the Board until December 1986. He is a graduate of the United States Merchant Marine Academy and has a degree in Engineering from UCLA. Mr. Crump is also a director of SI Technologies, Inc., Mity-Lite, Inc., and Stratasys, Inc., all of which have securities listed on the NASDAQ Stock Market. Mr. Crump has been a director since 1969.

     CHARLES W. PALMER, age 64, is currently a private investor. Mr. Palmer served as the Chairman and Chief Executive Officer of Autotrol Corporation from 1989 through October 1993, when Autotrol was merged into the Company. He was the Chairman and Chief Executive Officer of The Palmer Group Ltd., a Midwestern real estate development firm, from 1980 through 1996. Mr. Palmer is a graduate of Yale University with an A.B. in American studies and earned an M.B.A. at Northwestern University. Mr. Palmer has been a director since 1993.

DIRECTORS WHOSE TERMS EXPIRE IN 2003:

     D. DEAN SPATZ, age 57, Chief Executive Officer and Chairman of the Board of Directors of Osmonics, has held his current position since founding Osmonics in 1969. He has a B.A. from Dartmouth College and a Master of Engineering degree from the Thayer School of Engineering, Dartmouth College. Mr. Spatz is also a director of SI Technologies, Inc. and Sigma Aldrich Corp., both of which have securities listed on the NASDAQ Stock Market. Mr. Spatz and Ruth Carol Spatz are husband and wife. Mr. Spatz has been a director since 1969.

     CHARLES M. BRENNAN, age 59, is currently a private investor. He served as Chairman and CEO of MYR Group Inc. from 1988 until 2000. Prior to that he served in various positions, including Treasurer, Group Vice President and CFO of Gould Inc. and was on the Board of Directors. He is a graduate of Yale University and earned an M.B.A. at Columbia University School of Business Administration. Mr. Brennan was appointed a director by the Board of Directors in April 2001, to fill the unexpired term of Verity C. Smith, who retired.

DIRECTOR EMERITUS

     VERITY C. SMITH, age 78, Director, Vaponics Ltd. (UK), President, Veritec Consultants, was a founder of Vaponics, Inc. and held the position of Chief Executive Officer from its inception in 1967 until it was acquired by Osmonics in July 1987. He has a B.S. in Chemical Engineering from Massachusetts Institute of Technology and is a fellow of the American Institute of Chemical Engineers and the American Society for Testing and Materials. Mr. Smith had been a director since 1987 and retired in April 2001. Director Emeritus is a non-voting position.

BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of Osmonics held four meetings during 2000 and acted once by written action. Osmonics has an Audit Committee, a Compensation Committee, a Stock Option Committee, and a Governance Committee.

     Osmonics' Audit Committee, which presently consists of Messrs. Crump, Snow, and Palmer, met four times during 2000. The Audit Committee recommends to the full Board the engagement of the Company's independent accountants, reviews the audit plan and results of the audit engagement, evaluates the independence of the Company's auditors, and reviews the adequacy of Osmonics' system of internal accounting controls.

     Osmonics' Compensation Committee, which presently consists of Messrs. Crump and Snow, met once during 2000. The Compensation Committee reviews and recommends executive compensation to the full Board.

     Osmonics' Stock Option Committee, which presently consists of Messrs. Crump, Spatz, and Mrs. Spatz, met three times during 2000. The Stock Option Committee proposes and recommends to the full Board stock option grants to executives and other key personnel under the existing Osmonics 1993 Stock Option and Compensation Plan.

     The Governance Committee establishes corporate governance principles, evaluates qualifications and candidates for positions on the Board, nominates new and replacement members for the Board, and recommends Board committee composition. In addition, the Governance Committee facilitates an annual evaluation by Board members of the Board and individual director performance. This Committee, which presently consists of Messrs. Eykamp, Palmer, and Snow, met twice in 2000.

     During 2000, all directors attended at least 85% of the meetings of the Board of Directors and Committees of the Board on which they served.

DIRECTOR COMPENSATION

     Since 1995, the Company has maintained a Director Stock Option Plan (the "Director Plan"). A total of 250,000 shares of Common Stock are reserved for issuance under the Director Plan. Each director of the Company is eligible to participate in the Director Plan, including directors who are employees of the Company. Under the Director Plan, each director is automatically granted an option to purchase 3,000 shares at the time of each annual meeting of the Company's shareholders. All options granted under the Director Plan have an exercise price equal to the fair market value of the Common Stock on the date of grant and become exercisable one year after the date of grant. The exercise price of an option must be paid in full upon exercise. Payment may be made in cash, check or, in whole or in part, in Common Stock owned by the person exercising the option, valued at fair market value on the date of exercise. In addition, effective in 2001, outside directors will be compensated $1,000 for each board meeting and $500 for each committee meeting attended. All directors of Osmonics are reimbursed for expenses of attending meetings of the Board of Directors.

EXECUTIVE COMPENSATION

     The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and each of the four other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 during 2000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                                              ------------
                                                ANNUAL COMPENSATION            SECURITIES
                                          --------------------------------     UNDERLYING        ALL OTHER
     NAME AND PRINCIPAL POSITION          YEAR    SALARY(1)(6)    BONUS(7)     OPTIONS(#)     COMPENSATION(2)
     ---------------------------          ----    ------------    --------     ----------     ---------------
D. Dean Spatz.........................    2000      $290,000      $    --        18,000           $ 8,964
Chairman, Chief Executive Officer         1999       290,000           --         3,000             9,866
                                          1998       301,151       10,000        18,000             6,937
Keith B. Robinson(5)..................    2000      $160,000      $    --        20,000           $ 7,434
Chief Financial Officer                   1999        75,538           --        30,000                99
                                          1998            --           --            --                --

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                                              ------------
                                                ANNUAL COMPENSATION            SECURITIES
                                          --------------------------------     UNDERLYING        ALL OTHER
     NAME AND PRINCIPAL POSITION          YEAR    SALARY(1)(6)    BONUS(7)     OPTIONS(#)     COMPENSATION(2)
     ---------------------------          ----    ------------    --------     ----------     ---------------
Edward J. Fierko(3)...................    2000      $157,731      $    --        45,000           $ 4,507
President and Chief Operating Officer     1999       150,000           --        20,000            78,074(4)
                                          1998        23,654           --        30,000                --
Philip M. Rolchigo, Ph.D..............    2000      $140,037      $    --        30,000           $ 3,771
Chief Technology Officer                  1999       125,000           --            --               264
                                          1998       114,031       10,000        20,000                --
Roger S. Miller.......................    2000      $137,120      $    --        28,000           $ 7,916
Sr. Vice President & General Manager      1999       130,000           --        10,000             7,949
Filtration & Separations Group            1998        97,439       13,000        10,000

-------------------------
(1) Includes cash compensation deferred at the election of the executive under the terms of Osmonics' 401(k) Plan.

(2) Includes matching funds from Osmonics in the 401(k) Savings Plan paid in the form of Common Stock, valued at the closing price on December 31, 2000, of $6.875 per share, and contributions by Osmonics to the Profit Sharing Retirement Plan of $1,997 for Mr. Spatz, $1,808 for Mr. Fierko, $1,504 for Mr. Miller, $0 for Mr. Robinson, and $1,536 for Dr. Rolchigo for 2000.

(3) Mr. Fierko was hired in November 1998 and assumed his current position in September 1999.

(4) Includes $74,713 in taxable relocation expenses.

(5) Mr. Robinson was hired in September 1999 as Chief Financial Officer.

(6) The apparent decrease in salary for Mr. Spatz for 1999 is due to an extra pay period in 1998.

(7) No cash bonus was paid to any of the named executives for 1999 or 2000.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning the grant of stock options to the Named Executive Officers.

                                                          PERCENT OF
                                                         TOTAL OPTIONS
                                     NUMBER OF            GRANTED TO       EXERCISE
                               SECURITIES UNDERLYING     EMPLOYEES IN      OR BASE     EXPIRATION       GRANT DATE
           NAME                 OPTIONS GRANTED(1)        FISCAL YEAR      PRICE(1)       DATE       PRESENT VALUE(2)
           ----                ---------------------     -------------     --------    ----------    ----------------
D. Dean Spatz..............           15,000                  4.5          $  7.00      12/14/10         $42,010
                                       3,000(3)              14.3(3)        8.5625        5/9/10          10,278
Keith B. Robinson..........            5,000                  1.5           8.3125       2/28/10          16,630
                                      15,000                  4.5             7.00      12/14/10          42,010
Edward J. Fierko...........           30,000                  9.0           8.3125       2/28/10          99,777
                                      15,000                  4.5             7.00      12/14/10          42,010
Philip M. Rolchigo,
  Ph.D.....................           15,000                  4.5           8.3125       2/28/10          49,888
                                      15,000                  4.5             7.00      12/14/10          42,010
Roger S. Miller............           18,000                  5.4           8.3125       2/28/10          59,866
                                      10,000                  3.0             7.00      12/14/10          28,007

-------------------------
(1) The indicated options were granted pursuant to the 1993 Osmonics Stock Option and Compensation Plan, with the exception of some of the options granted to Mr. Spatz. All options were granted at the fair market value of the Common Stock on the date of grant, have 10-year terms and become exercisable in equal annual increments over a 4-year period beginning on the first anniversary of the grant. Vested options must be exercised within 90 days of termination of employment.

(2) The Grant Date Present Value was calculated using the Black-Scholes valuation model, assuming a volatility rate of 42.5 percent, a risk-free rate of return of 6.0 percent, a dividend yield of 0 percent, and a projected time of exercise of five years. The actual amount, if any, realized upon the exercise of stock options will depend upon the market price of the Common Stock relative to the exercise price per share of the stock option at the time of exercise. There can be no assurance that the hypothetical grant date present values of the stock options reflected in this table will actually be realized.

(3) Granted pursuant to Osmonics 1995 Director Stock Option Plan, whereby an option for 3,000 shares is granted to each continuing director on the date of the Annual Meeting at the Fair Market Price on that date. The option vests fully on the first anniversary of the grant. Percent indicated is the percent of the grants under the 1995 Director Stock Option Plan for 2000.

     STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table summarizes information with respect to options held by the Named Executive Officers, and the value of the options held by such persons at the end of fiscal year 2000.

                                                                 NUMBER OF SECURITIES
                                                                UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                      OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                                  FISCAL YEAR-END(#)         FISCAL YEAR-END($)(1)(2)
                             SHARES ACQUIRED      VALUE       ---------------------------   ---------------------------
           NAME              ON EXERCISE(#)    REALIZED($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----              ---------------   -----------    -----------   -------------   -----------   -------------
D. Dean Spatz..............        --              --           25,500         22,500           --             --
Keith B. Robinson..........        --              --            8,750         41,250           --             --
Edward J. Fierko...........        --              --           27,500         60,000           --             --
Philip M. Rolchigo,
  Ph.D.....................        --              --           18,750         31,250           --             --
Roger S. Miller............        --              --           14,000         36,000           --             --

-------------------------
(1) Value of unexercised options is the difference between the aggregate market value of the underlying shares (based on the closing price for the Common Stock on December 31, 2000, of $6.875 per share) and the aggregate exercise price for such shares.

(2) All options granted to the Named Executive Officers were at a price greater than the closing price on December 31, 2000.

                             AUDIT COMMITTEE REPORT

     The Board of Directors maintains an Audit Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the New York Stock Exchange that governs audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by Section 303 of the Listed Company Manual.

     The Audit Committee oversees the Company's financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Board has adopted a written Charter of the Audit Committee, a copy of which is attached as an Annex A hereto.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held four meetings during fiscal 2000. The Company incurred the following fees for services performed by Deloitte & Touche in fiscal 2000.

AUDIT FEES

     Fees for the fiscal year 2000 audit and the review of Forms 10-Q are $230,000, of which an aggregate amount of $60,000 has been billed through December 31, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Deloitte & Touche did not render any services related to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES

     Aggregate fees billed for all other services rendered by Deloitte & Touche for the fiscal year ended December 31, 2000 are $125,000.

     The Committee has considered whether the provision of the services described under the heading "All Other Fees" is compatible with maintaining the independence of the Company's auditors.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended the selection of the Company's independent auditors.

                                          Osmonics Audit Committee
                                          Michael L. Snow, Chair
                                          Ralph E. Crump
                                          Charles W. Palmer

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Osmonics' Compensation Committee consists of Messrs. Ralph E. Crump and Michael L. Snow. Mr. Snow is Of Counsel in the law firm of Maslon Edelman Borman & Brand, LLP, which rendered legal services to Osmonics during the last fiscal year.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     Decisions on compensation of Osmonics' executives generally have been made by the Compensation Committee (the "Compensation Committee") of the Board, except that decisions regarding the granting of stock options have been and will be made by the Stock Option Committee. Each member of the Compensation Committee is a non-employee director. All decisions by the Compensation Committee relating to the compensation of Osmonics' executive officers are reviewed by the full Board. Pursuant to recently adopted rules designed to enhance disclosure of Osmonics' policies concerning executive compensation, set forth below is a report prepared by the Compensation Committee addressing Osmonics', and its subsidiaries', executive compensation policies for 2000.

     The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation integrated with Osmonics' annual objectives and long-term goals, reward above average corporate performance, recognize individual initiative and achievements, and assist Osmonics in attracting and retaining qualified executives. Targeted levels of executive compensation are set at levels that the Compensation Committee believes to be consistent with other businesses in Osmonics' industry and other manufacturing companies in the Twin Cities metropolitan area.

     There are three elements in Osmonics' executive compensation program, all determined by individual and corporate performance.

     - Base salary compensation

     - Annual incentive compensation

     - Stock options

     Base salary compensation is determined by the potential effect the individual has on Osmonics' results of operations, the skills and experiences required by the job, and the performance and potential of the incumbent in the job.

     Annual incentive compensation for Osmonics executives is based primarily on corporate operating earnings and sales growth but also includes an overall assessment by the Compensation Committee of executive management's performance, as well as market conditions.

     Awards of options under Osmonics' Stock Option Plans are designed to promote the identity of long-term interests between Osmonics' executives and its shareholders and assist in the retention of executives. The 1993 Osmonics Stock Option and Compensation Plan also permits the Committee to grant stock options to key personnel. The Compensation Committee makes recommendations to the Stock Option Committee regarding the granting of stock options to executives and key personnel. These recommendations may result in the granting of such options. Options become exercisable based upon criteria established by Osmonics.

     The Compensation Committee surveys employee stock option programs of companies with similar capitalization to Osmonics prior to recommending special stock option grants. While the value realizable from exercisable options is dependent upon the extent of which Osmonics' performance is reflected in the market price of the Common Stock at any particular point in time, the decision as to whether such value will be realized in any particular year is primarily determined by each individual executive and not by the Compensation Committee. Accordingly, when the Committee recommends that an option be granted to an executive, that recommendation does not take into account any gains realized that year by that executive as a result of his or her individual decision to exercise an option granted in a previous year.

     The base salary paid to Mr. Spatz in 2000 was $290,000, which was the same as 1999. No cash incentive bonus was paid to Mr. Spatz for 2000. The Committee felt the Company's failure to achieve targeted sales increases and earnings improvement for 2000 did not warrant additional cash compensation for Mr. Spatz. Likewise, the Named Executive Officers were not paid a cash bonus for 2000.

     In March and December, 2000, the Stock Option Committee granted options under the 1993 Osmonics Stock Option and Compensation Plan to purchase a total of 15,000 shares of Common Stock to Mr. Spatz, 45,000 shares to Mr. Fierko, President and Chief Operating Officer, 28,000 shares to Mr. Miller, Sr. Vice President and General Manager, 20,000 shares to Mr. Robinson, Chief Financial Officer, and 30,000 shares to Dr. Rolchigo, Chief Technology Officer, respectively. The Stock Option Committee believed it is in the best long-term interests of the Company's shareholders to provide incentives to these executives.

                                          Osmonics Compensation Committee
                                          Ralph E. Crump
                                          Michael L. Snow

STOCK PERFORMANCE GRAPH

     The following is a line-graph presentation comparing the Company's cumulative, five-year shareholder return on an indexed basis with (i) a broad equity market index and (ii) an appropriate published industry or line-of-business index, or peer group index constructed by Osmonics. The following presentation compares Osmonics' Common Stock price in the five-year period from December 31, 1995 to December 31, 2000, to the S&P 500 Stock Index and to our peer group. The peer group uses the former Tucker Anthony Filtration Index, which is essentially the same as the Robert W. Baird & Co. Filtration/ Separation Group and is comprised of the following companies: Azurix Corp., BHA Group, Calgon Carbon Corp., Clarcor, Inc., Cuno, Inc., Donaldson Co. Inc., Esco Electronics, Flanders Corp., Ionics, Inc., Lydall, Inc., Millipore Corp., Pall Corp., and Waterlink, Inc. All peer group companies are involved in various aspects of the water treatment or other separations businesses and associated product lines. The presentation assumes that the value of an investment in each of Common Stock, the S&P 500 Index, and the peer group index was $100 on December 31, 1995, and that any dividends paid (none have been paid by Osmonics) were re-invested in the same security.
[GRAPH]

                                                     OSMONICS, INC.                  S&P 500                   PEER GROUP
                                                     --------------                  -------                   ----------
1995                                                     100.00                      100.00                      100.00
1996                                                     107.97                      122.96                      105.18
1997                                                      77.60                      163.98                       99.05
1998                                                      41.41                      210.84                       94.16
1999                                                      45.09                      255.22                       82.38
2000                                                      33.74                      231.98                       97.91

                   PROPOSAL TO INCREASE THE NUMBER OF SHARES
                     OF COMMON STOCK RESERVED FOR ISSUANCE
            UNDER OSMONICS' 1993 STOCK OPTION AND COMPENSATION PLAN

     Subject to the approval of the shareholders, on November 16, 2000 the Board of Directors amended the Osmonics 1993 Stock Option and Compensation Plan (the "Employee Stock Option Plan") to increase the number of shares of Common Stock reserved for issuance pursuant to the Employee Stock Option Plan by 150,000 shares. The brief summary of the Employee Stock Option Plan which follows is qualified in its entirety by reference to the complete text, a copy of which is attached to this Proxy Statement as Annex B.

GENERAL

     The purpose of the Employee Stock Option Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees of the Company.

     The Employee Stock Option Plan provides that a committee composed of at least two members of the Board of Directors of the Company (the "Stock Option Committee") who have not received Incentives under the Employee Stock Option Plan may grant Incentives to employees in the following forms: (a) stock options; (b) stock appreciation rights; (c) stock awards; (d) restricted stock;
(e) performance shares; and (f) cash awards. Incentives may be granted only to employees of the Company (including officers and directors of the Company, but excluding directors of the Company who are not also employees of or consultants to the Company) selected from time to time by the Stock Option Committee. As of the Record Date, approximately 100 employees, officers and directors of the Company were eligible to participate in the Employee Stock Option Plan, subject to selection by the Stock Option Committee as described above.

     The number of shares of Common Stock which may be issued under the Employee Stock Option Plan if this amendment is approved may not exceed 950,000 shares, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. This represents approximately 6.6% of the outstanding shares of Common Stock on March 21, 2001. On March 21, 2001, the last sale price of the Common Stock as reported on the New York Stock Exchange was $7.77 per share.

STOCK OPTIONS

     Under the Employee Stock Option Plan, the Stock Option Committee may grant non-qualified and incentive stock options to eligible employees to purchase shares of Common Stock from the Company. The Employee Stock Option Plan confers on the Stock Option Committee discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for incentive stock options may not be less than the fair market value of the shares subject to the option on the date of grant. The term of a non-qualified option may not exceed 10 years and one day from the date of grant and the term of an incentive stock option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable in the event of specified changes in corporate ownership or control, subject to the right of the Board to eliminate such accelerated vesting. The Stock Option Committee may accelerate the exercisability of any option or may determine to cancel stock options in order to make a participant eligible for the grant of an option at a lower price. The Stock Option Committee may approve the purchase by the Company of an unexercised stock option for the difference between the exercise price and the fair market value of the shares covered by such option.

     The option price may be paid in cash, check, bank draft or by delivery of shares of Common Stock valued at their fair market value at the time of purchase or by withholding shares from the shares issuable upon exercise of such options valued at their fair market value or as otherwise authorized by the Stock Option Committee.

     In the event that an optionee ceases to be an employee of the Company for any reason, including death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire at the time or times established by the Stock Option Committee.

STOCK APPRECIATION RIGHTS

     A stock appreciation right or SAR is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is determined pursuant to the formula described below. A SAR may be granted with respect to any stock option granted under the Employee Stock Option Plan, or alone, without reference to any stock option. A SAR granted with respect to any stock option may be granted concurrently with the grant of such option or at such later time as determined by the Stock Option Committee and as to all or any portion of the shares subject to the option.

RESTRICTED STOCK

     Restricted stock consists of the sale or transfer by the Company to an eligible employee of one or more shares of Common Stock which are subject to restrictions on their sale or other transfer by the employee. The price at which restricted stock will be sold will be determined by the Stock Option Committee, and it may vary from time to time and among employees and may be less than the fair market value of the shares at the date of sale. All shares of restricted stock will be subject to such restrictions as the Stock Option Committee may determine. Subject to these restrictions and the other requirements of the Employee Stock Option Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares.

STOCK AWARDS

     Stock awards consist of the transfer by the Company to an eligible employee of shares of Common Stock, without payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award will be determined by the Stock Option Committee.

PERFORMANCE SHARES

     Performance shares consist of the grant by the Company to an eligible employee of a contingent right to receive cash or payment of shares of Common Stock. The performance shares shall be paid in shares of Common Stock to the extent performance objectives set forth in the grant are achieved. The number of shares granted and the performance criteria will be determined by the Stock Option Committee.

CASH AWARDS

     A cash award consists of a monetary payment made by the Company to an eligible employee as additional compensation for his services to the Company. Payment may depend on the achievement of specified performance objectives. The amount of any monetary payment constituting a cash award shall be determined by the Stock Option Committee.

NON-TRANSFERABILITY OF MOST INCENTIVES

     No stock option, SAR, performance share or restricted stock granted under the Employee Stock Option Plan will be transferable by its holder, except in the event of the holder's death, by will or the laws of descent and distribution. During an employee's lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

AMENDMENT OF THE EMPLOYEE STOCK OPTION PLAN

     The Board of Directors may amend or discontinue the Employee Stock Option Plan at any time. However, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, (a) change or impair, without the consent of the recipient thereof, an Incentive previously granted, (b) materially increase the maximum number of shares of Common Stock which may be issued to all employees under the Employee Stock Option Plan, (c) materially change or expand the types of Incentives that may be granted under the Employee Stock Option Plan, (d) materially modify the requirements as to eligibility for participation in the Employee

Stock Option Plan, or (e) materially increase the benefits accruing to participants. Certain Employee Stock Option Plan amendments require shareholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the Employee Stock Option Plan, or change the requirements for eligibility under the Employee Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion sets forth certain United States income tax considerations in connection with the ownership of Common Stock. These tax considerations are stated in general terms and are based on the Code. This discussion does not address state or local tax considerations with respect to the ownership of Common Stock. Moreover, the tax considerations relevant to ownership of the Common Stock may vary depending on a holder's particular status.

     Under existing Federal income tax provisions, an employee who receives a stock option or performance shares or a SAR under the Employee Stock Option Plan or who purchases or receives shares of restricted stock under the Employee Stock Option Plan which are subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Code) will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes in the year such Incentive is granted. An employee who receives a stock award under the Employee Stock Option Plan consisting of shares of Common Stock will realize ordinary income in the year of the award in an amount equal to the fair market value of the shares of Common Stock covered by the award on the date it is made, and the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income. An employee who receives a cash award will realize ordinary income in the year the award is paid equal to the amount thereof, and the amount of the cash will be deductible by Osmonics.

     When a non-qualified stock option granted pursuant to the Employee Stock Option Plan is exercised, the employee will realize ordinary income measured by the difference between the aggregate purchase price of the shares of Common Stock as to which the option is exercised and the aggregate fair market value of shares of the Common Stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income.

     Options which qualify as incentive stock options are entitled to special tax treatment. Under existing federal income tax law, if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the option or within one year after the transfer of the shares to the optionee, whichever is longer, then (i) no income will be recognized to the optionee upon the exercise of the option;
(ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as long-term capital gain or loss; (iii) the optionee's basis in the shares purchased will be equal to the amount of cash paid for such shares; and (iv) the Company will not be entitled to a federal income tax deduction in connection with the exercise of the option. The Company understands that the difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax. In addition, incentive stock options exercised more than three months after retirement are treated as non-qualified options.

     The Company further understands that if the optionee disposes of the shares acquired by exercise of an incentive stock option before the expiration of the holding period described above, the optionee must treat as ordinary income in the year of that disposition an amount equal to the difference between the optionee's basis in the shares and the lesser of the fair market value of the shares on the date of exercise or the selling price. In addition, the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income.

     If the exercise price of an incentive stock option is paid by surrender of previously owned shares, the number of shares of stock received in the exercise of the ISO which is equal to the number of shares used to exercise the ISO will have a basis in the stock received equal to the basis that the employee had in the stock surrendered in the exercise. The remaining shares of stock have a basis equal to the gain, if any, on the exercise of the ISO and any cash paid on the exercise. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

     If the exercise price of a nonstatutory stock option is paid by surrender of previously owned shares, the number of shares of stock received in the exercise of the nonstatutory stock option which is equal to the number of shares used to exercise the nonstatutory option will have a basis in the stock received equal to the basis that the employee had in the stock surrendered in the exercise. The remaining shares of stock have a basis equal to the gain, if any, on the exercise of the nonqualified option and any cash paid on the exercise.

     If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. If the option is a nonstatutory option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE EMPLOYEE STOCK OPTION PLAN.

       PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED
         FOR ISSUANCE UNDER OSMONICS 1995 EMPLOYEE STOCK PURCHASE PLAN.

     Subject to the approval of the shareholders, on February 22, 2001 the Board of Directors amended the Osmonics 1995 Stock Purchase Plan (the "Employee Stock Purchase Plan") to increase the number of shares of Common Stock reserved for issuance pursuant to the Employee Stock Purchase Plan by 400,000 shares. The brief summary of the Employee Stock Purchase Plan which follows is qualified in its entirety by reference to the complete text, a copy of which is attached to this Proxy Statement as Annex C.

GENERAL

     The purpose of the Employee Stock Purchase Plan is to increase shareholder value and to advance the interests of the Company by aligning the interests of shareholders and Company employees by allowing such employees to acquire Company Common Stock.

     Subject to certain exceptions set forth in the Employee Stock Purchase Plan, each regular, full-time employee (including officers, but not including directors or holders of five percent or more of the total combined voting power or volume of all classes of stock of the Company), of the Company who has been continuously employed for at least three months is eligible to participate in the Employee Stock Purchase Plan. In order to participate in the Employee Stock Purchase Plan, an eligible employee must execute and deliver to the Company certain authorization forms directing a payroll deduction of a specified whole percentage of his or her gross earnings. Such percentage may not be less than two percent nor more than ten percent of such gross earnings. The maximum dollar value of shares that a participating employee may purchase per year under the Plan is $20,000.

     Payroll deductions will be credited to an individual account for each participating employee. No interest will be payable with respect to any amounts credited to such accounts. The per share purchase price for the Common Stock purchased pursuant to the Employee Stock Purchase Plan is eighty-five percent of the fair market value (being the mean between the highest and the lowest per share selling prices at which such stock is traded on that day as listed on the New York Stock Exchange) of a share of Common Stock on the last business day of each month in which there are sufficient funds in a Participant's account to purchase one or more full shares (or, if such stock is not traded on that day, the next preceding day on which such stock was traded).

     The Employee Stock Purchase Plan is administered by a Committee appointed by the Board of Directors and an agent (the "Agent") designated by the Committee. The Committee may adopt amend and rescind rules and regulations not inconsistent with the Employee Stock Purchase Plan and they construe the Employee Stock Purchase Plan. The Agent will provide each Participant with a periodic statement showing the cash withheld and invested, purchase price per share and shares purchased.

     The Board of Directors may terminate the Employee Stock Purchase Plan at any time. Any such termination will not impair any purchase rights which are to be granted prior to such termination. Unless sooner terminated, the Employee Stock Purchase Plan will terminate when the maximum number of shares covered by the Employee Stock Purchase Plan has been purchased. The Board may also amend the Employee Stock Purchase Plan from time to time in any respect in order to meet changes and legal requirements or for any other reasons.

     The total number of shares of Common Stock that may be subject to options issued pursuant to the Employee Stock Purchase Plan would be increased to 800,000. This number and the terms of outstanding options are subject to adjustment as described in the Employee Stock Purchase Plan.

FEDERAL TAX CONSEQUENCES

     If shares of Common Stock purchased by a participant pursuant to an exercise of purchase rights granted under the 1995 Employee Plan are not disposed of within two years after the date of the grant of such purchase rights or one year after the transfer of shares to the participant (the "holding period"), such exercise will result in no immediate taxable income to such Participant. Upon later disposition of such shares, however, or if such Participant should die while owning such shares, there will be recognized to such Participant compensation disposition or death occurs, in an amount equal to the lesser of (a) 15 percent of the fair market value of the shares at the time the purchase rights were granted or exercised, whichever is less, or (b) the disposition or death exceeded the purchase price. Any further gain (or any loss) would be considered gain (or loss) from the sale of a capital asset. If the holding requirements described above are met, neither the Company nor any participating subsidiary will be entitled to any deduction for Federal income tax purposes with respect to shares transferred to a Participant pursuant to the exercise of purchase rights.

     If shares acquired pursuant to the exercise of purchase rights granted under the Employee Stock Purchase Plan are disposed of by a Participant (other than by reason of death) before expiration of the holding period, then such Participant will be treated as having received compensation by reason of the exercise of such purchase rights in respect of such shares in an amount equal to the difference between the purchase price of such shares and their fair market value on the date of such exercise. Such amount must be taken into account by the Participant as ordinary income in computing taxable income for the taxable year in which such disqualifying disposition occurs. Any amount treated as compensation by reason of such a disqualifying disposition will increase the participant's income tax basis for computing gain or loss on such disposition (after taking into account such basis adjustment) will be capital gain or loss and will be long-term if the Participant's holding period for the stock is more than one year.

     If a disqualifying disposition should occur, the Company or the participating subsidiary by which the Participant is employed will be entitled to a deduction for its taxable year in which such disposition occurs, in the same amount as the amount includable as compensation in the gross income of the Participant making such disposition.

     The discussion set forth above does not purport to be a complete analysis of the potential tax consequences relevant to the Participants in the Employee Stock Purchase Plan or the Company, or to describe tax consequences based on particular circumstances. It is based on Federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time.

PROXIES AND VOTING

     The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for approval of the Plan. A shareholder who abstains is considered to be present and entitled to vote at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote shall not be considered present and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE EMPLOYEE STOCK PURCHASE PLAN.

       PROPOSAL TO AMEND THE BY-LAWS TO PROVIDE THAT NO DIRECTOR OVER THE
              AGE OF 72 MAY BE ELECTED OR APPOINTED TO THE BOARD.

     The Company's current By-Laws do not establish age criteria for Board members. The Board of Directors has, subject to shareholder approval, agreed to amend Section 4.2 of the By-Laws to provide that no director shall be elected by shareholders, or appointed by the Board in filling a vacancy, who has or will have attained age 72 as of the date the meeting at which the director is to be elected. A copy of the amended By-Laws is attached as Annex D.

PROXIES AND VOTING

     The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of Osmonics present and entitled to vote on the proposed By-Laws amendment or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required to approve the proposal to amend the By-Laws. A shareholder who abstains with respect to the proposed By-Laws amendment is considered to be present and entitled to vote at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote on the proposed By-Laws amendment shall not be considered present and entitled to vote on the proposed amendment. All shares represented by proxies will be voted for approval of the proposed By-Laws amendment unless a contrary choice is specified.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE BY-LAWS.

      COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

     The following table provides information as to the beneficial ownership of the Common Stock, as of the Record Date, by (i) each person known by the Company to be the beneficial owner of more than 5% of such Common Stock, (ii) each nominee and continuing director of the Company, (iii) the Company's Chief Executive Officer and four other most highly compensated executive officers during fiscal 2000 and (iv) the directors and executive officers as a group. Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 of the Securities and Exchange Commission under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or dispositive power with respect to such securities or has the right to acquire beneficial ownership of such securities within 60 days by exercise of an option or otherwise. The persons named in the table have sole voting and dispositive powers with respect to all shares of Common Stock unless otherwise noted in the notes following the table.

                                                                          AMOUNT AND NATURE OF
                                                                         BENEFICIAL OWNERSHIP OF     PERCENT OF
NAME OF BENEFICIAL OWNER INCLUDING ADDRESS OF OWNERS FOR MORE THAN 5%         COMMON STOCK          COMMON STOCK
---------------------------------------------------------------------    -----------------------    ------------
Heartland Advisors Inc. ........................................                1,287,600(1)             9.0
  790 North Milwaukee Street
  Milwaukee, WI 53202
Dimensional Fund Advisors Inc. .................................                  876,400(2)             6.0
  1299 Ocean Avenue 11th Floor
  Santa Monica, CA 90401
State Farm Mutual Automobile....................................                  865,687(3)             6.0
  Insurance Company
  One State Farm Place
  Bloomington, IL 61701
Charles M. Brennen..............................................                       --                  *
Ralph E. Crump..................................................                  543,400(4)             3.8
William Eykamp..................................................                   24,301(5)               *
Edward J. Fierko................................................                   37,218(5)               *
Roger S. Miller.................................................                   16,213(5)               *
Charles W. Palmer(6)............................................                1,342,780(5)             9.3
Keith B. Robinson...............................................                   10,904(5)               *
Philip M. Rolchigo, Ph.D........................................                   19,196(5)               *
Verity C. Smith.................................................                   23,196(5)               *
Michael L. Snow.................................................                  225,400(7)             1.6
D. Dean Spatz(6)................................................                1,356,862(8)             9.4
Ruth Carol Spatz(6).............................................                1,326,081(8)             9.2
All directors and executive officers as a group (13 persons)....                3,983,140(9)            27.1

-------------------------
 *  Less than 1%

(1) Beneficial ownership is based upon a Schedule 13G filed with the SEC on January 15, 2001.

(2) Beneficial ownership is based upon a Schedule 13G filed with the SEC on February 2, 2001.

(3) Beneficial ownership is based upon a Schedule 13G filed with the Securities and Exchange Commission ("SEC") and dated February 9, 2001. State Farm Mutual Automobile Insurance Company's affiliated corporations have sole voting and investment power with respect to 528,187 shares and 337,500 shares, respectively.

(4) Includes 262,700 shares held by his spouse. Mr. Crump disclaims beneficial ownership of these shares. Includes 18,000 shares not outstanding but issuable upon options exercisable within 60 days of the Record Date.

(5) Includes 12,000, 27,500, 14,000, 18,000, 8,750, 18,750, and 18,000 shares not outstanding but issuable upon options exercisable within 60 days of the Record Date by Messrs. Eykamp, Fierko, Miller, Palmer, Robinson, Rolchigo, and Smith, respectively.

(6) The address is 5951 Clearwater Drive., Minnetonka, Minnesota 55343.

(7) Includes 85,500 shares not outstanding but issuable upon options exercisable within 60 days of the Record Date. Includes 15,000 shares held as custodian for minor children.

(8) Mr. and Mrs. Spatz possess sole voting and investment power with respect to 332,652 and 309,423, respectively, of such shares and they possess shared voting and investment power with respect to 998,640, of which 765,464 are held by The Spatz Limited Partnership. Includes options to purchase 18,750 and 15,000 shares issuable upon options exercisable within 60 days of the Record Date for Mr. Spatz and Mrs. Spatz, respectively.

(9) Includes 275,250 shares issuable upon options exercisable within 60 days of the Record Date. Includes 262,700 shares owned by Marjorie L. Crump, spouse of Ralph E. Crump, a director.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of Osmonics' equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater-than-ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater-than-ten-percent beneficial owners were satisfied.

                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP has served as independent auditors for the Company since August 27, 1987. A representative of Deloitte & Touche LLP is expected to attend this year's Annual Meeting of Shareholders and have an opportunity to make a statement and/or respond to appropriate questions from shareholders. Shareholder approval is not required for the appointment of independent auditors, since the Board of Directors has the responsibility for selecting the Company's auditors.

                             SHAREHOLDER PROPOSALS

     Any proposal by a shareholder to be presented at the Annual Meeting of Shareholders must be received at the Company's principal executive offices, 5951 Clearwater Drive, Minnetonka, Minnesota 55343-8995, no later than December 9, 2001, and otherwise have complied with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

     With respect to any shareholder proposal which the shareholder has not previously sought to include in the Company's Proxy Statement notice of same must be provided to the Company by February 22, 2002, or management proxies will be allowed pursuant to Rules 14a-4 and 14a-5(e) to use their discretionary authority with respect to such proposals when raised at the meeting.

                                  SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, officers and regular employees may solicit proxies by telephone, telegraph or in person. On request, the Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending soliciting material to the owners of the shares.

     This Proxy Statement and the accompanying materials are first being sent to shareholders on or about April 9, 2001.

                                             By Order of the Board of
                                             Directors of Osmonics, Inc.

                                             D. Dean Spatz
                                             Chairman of the Board and
                                             Chief Executive Officer

                                                                         ANNEX A

                            AUDIT COMMITTEE CHARTER
                                    OSMONICS

                              Adopted May 10, 2000

1.0 STATEMENT OF PURPOSE

     The Committee will assist the Board of Directors in overseeing and monitoring the Company's financial reporting process. The duties of the Committee are ones of oversight and review. It is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete, accurate, and prepared in accordance with generally accepted accounting principles. The primary responsibility for the Company's financial statements and internal controls rests with the Company's management. The outside auditor for the Company is ultimately accountable to the Board of Directors and Audit Committee of the Company, and is responsible for conducting the annual audit of the Company's financial statements. Similarly, it is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations or to monitor the Company's legal compliance programs except as they specifically pertain to the Committee. The primary responsibility for these matters also rests with the Company's management. The Board of Directors also recognizes that the Committee necessarily will rely on the advice and information it receives from the Company's management and from the Company's outside auditors. Recognizing these inherent limitations on the scope of the Committee's review, however, the Committee shall exercise independent judgment in assessing the quality of the Company's financial reporting process and its internal controls. The Committee will maintain free and open communication with the other directors, the Company's outside auditors and the financial management of the Company.

     The composition, structure, and duties of the Committee shall at all times comply with the applicable rules of the Security and Exchange Commission and the New York Stock Exchange, as applicable.

2.0 COMPOSITION OF THE AUDIT COMMITTEE

     2.1 The Committee shall be comprised of at least three members of the Board of Directors, with the number of members to be determined from time to time by the Board. The members of the Committee must be independent and financially literate, i.e., knowledgeable in financial and auditing matters, and at least one member shall have accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the Corporate Governance Standards of the New York Stock Exchange. A member is not "independent" if:

          2.1.1 The member has any financial, family or other material personal relationship to the Company that may interfere with the exercise of that member's independence from management and the Company;

          2.1.2 The member has been an employee or non-employee executive officer of the Company or any of its affiliates during the past three years;

          2.1.3 The member has a direct business relationship with the Company or is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Company, unless the Board otherwise determines that the relationship does not interfere with the member's exercise of independent judgment;

          2.1.4 The member works at another company where any of the Company's executives serve on the other Company's compensation committee; or

          2.1.5 Any members of the immediate family of the member shall have been an executive officer of the Company within the last three years.

     2.2 The Board of Directors shall appoint one member of the Audit Committee as Chairperson. The Chairperson shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making Committee assignments, and reporting to the Board of Directors. The Chairperson will also maintain regular liaison with the Chief Executive Officer, Chief Financial Officer, and the lead outside audit partner.

     2.3 Upon the resignation of any member, the Board will appoint a qualified member as necessary to satisfy Rule 303.01 of the NYSE.

3.0 MEETINGS

     3.1 The Committee shall meet at least three (3) times annually, or more frequently as the Committee may from time to time determine to be appropriate. One or more of these meetings shall include separate executive sessions with the Company's Chief Financial Officer and the outside auditors. Unless the Board has previously designated the Chair, the members of the Committee may designate a Chair by majority vote.

     3.2 In addition, quarterly teleconferences will be held prior to the filing of the Company's Form 10-K and Form 10-Q documents. Teleconferences may also be held at such other times as shall be reasonably requested by the Chairman of the Board, Chairman of the Committee, outside auditor, or Company's financial management. Two or more Committee members shall constitute a quorum. The affirmative action of a majority of the members present at a duly constituted meeting shall constitute the action of the Committee.

     3.3 At the invitation of the Audit Committee Chairman, the meetings will be attended by the Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Corporate Controller, representatives from the outside audit firm, legal counsel, and other persons as are appropriate to matters under consideration.

4.0 DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

     The duties and responsibilities of the Committee shall include the following:

     4.1 Outside Auditors

          4.1.1 Ensuring that the outside auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditor and the Company, including the written disclosures and letter from the Company's outside auditors contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented.

          4.1.2 Actively engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and for recommending that the Board of Directors take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

          4.1.3 Consider any significant non-audit assignments awarded to the outside auditors and determine whether or not these have impact upon the general independence of the audit firm in the performance of the annual audit.

          4.1.4 Annually evaluate the qualifications and prior performance of the Company's current outside auditors, who shall be ultimately accountable to the Board of Directors and the Committee, as representatives of the Company's stockholders. Based on the representations regarding independence and the results of such evaluation, determine whether to recommend to the Board of Directors that the outside auditors should be reappointed or replaced. If a determination is made to recommend that the current outside auditors should be replaced, recommend such replacement to the Board of Directors.

          4.1.5 Meet with the outside auditors and financial management of the Company in advance of the annual audit to review its proposed scope, the proposed scope of the quarterly reviews, and the procedures to be followed in conducting the audit and the reviews.

          4.1.6 Approve the compensation of the outside auditors.

          4.1.7 Review with the outside auditors any matters required to be discussed by Statement of Auditing Standards No. 61, as may be modified or supplemented. These requirements include discussions as to the judgments of the outside auditor regarding the quality associated with the Company's accounting principles and financial disclosures, as well as the outside auditor's views about whether management's choices of accounting principles, from the perspective of income, asset, and liability recognition, are common practice.

          4.1.8 Review and discuss the Company's audited financial statements proposed to be included in the Company's Annual Report on Form 10-K with the Company's financial management and outside auditors.

          4.1.9 Review and discuss the Company's financial statements contained in the Company's Quarterly Reports on Form 10-Q with the Company's financial management and outside auditors.

          4.1.10 Discuss at least annually with the Company's outside auditors the adequacy and effectiveness of the Company's internal financial controls. Review the management letter issued by the outside auditor and management's response thereto. Periodically assess actions management has taken or progress it has made in addressing issues raised by the outside auditors.

     4.2 Management

          4.2.1 Authorize and oversee investigations deemed appropriate by the Committee into any matters within the Committee's scope of responsibility as described in this Charter or as may be subsequently delegated to the Committee by the Board of Directors, with the power to retain independent counsel, accountants and other advisors and experts to assist the Committee if deemed appropriate.

          4.2.2 Review and discuss the Company's audited financial statements with the Company's financial management and outside auditors and, based on these discussions, if deemed appropriate, recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

          4.2.3 Prepare the disclosure required of the Committee by S-K Item 306 of the Securities and Exchange Commission regulations to be included in the Company's annual proxy statement.

     4.3 Other Matters

          4.3.1 Report actions of the Committee periodically to the Board of Directors together with such recommendations for action by the Board of Directors as the Committee deems appropriate.

          4.3.2 Review this Charter on an annual basis and make recommendations to the Board of Directors concerning any changes deemed appropriate. The Audit Committee charter and/or any significant changes thereto, will be disclosed at least triennially in the annual report to shareholders or in the proxy statement.

          4.3.3 Prepare the annual written affirmation as required by NYSE for filing by the Company.

                                                                         ANNEX B

                                 OSMONICS, INC.
                             1993 STOCK OPTION AND
                               COMPENSATION PLAN
                                  (AS AMENDED)

     1. Purpose. The purpose of the 1993 Stock Option and Compensation Plan (the "Plan") of Osmonics, Inc. ("Osmonics") is to increase shareholder value and to advance the interests of Osmonics by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.01 par value, of Osmonics ("Common Stock"), monetary payments or both on terms determined under this Plan.

     2. Administration. The Plan shall be administered by the stock option committee (the "Committee") of the board of directors of Osmonics. The Committee shall consist of not less than two directors of Osmonics and shall be appointed from time to time by the board of directors of Osmonics. The board of directors of Osmonics may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of the Committee's members shall constitute a quorum. All action of the Committee shall be taken by the majority of its members. Any action may be taken by a written instrument signed by majority of the members and actions so taken shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee's decisions and matters relating to the Plan shall be final and conclusive on Osmonics and its participants.

     3. Eligible Employees. Employees of Osmonics or its subsidiaries or affiliates (including officers and directors, but excluding directors who are not also employees of or consultants to Osmonics or its subsidiaries or affiliates), shall become eligible to receive Incentives under the Plan when designated by the Committee. Employees may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of Osmonics or its subsidiaries or affiliates and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

     4. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (section 6); (b) stock appreciation rights ("SARs") (section 7); (c) stock awards (section 8); (d) restricted stock (section 8); and
(e) performance shares (section 9).

     5. Shares Subject to the Plan.

          5.1. Number of Shares. Subject to adjustment as provided in Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 950,000 shares of Common Stock.

          5.2. Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to Section 7.4, Osmonics shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or cancelled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by Osmonics pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise.

          5.3. Type of Common Stock. Common Stock issued under the Plan in connection with stock options, SARS, performance shares, restricted stock or stock awards, may be authorized and unissued shares.

     6. Stock Options. A stock option is a right to purchase shares of Common Stock from Osmonics. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

          6.1. Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 10.6.

          6.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 10.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises an SAR if any SAR is granted in conjunction with or related to the stock option.

          6.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 10.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by Osmonics at the time of such accrual or at any time or times thereafter during the term of the option.

          6.4. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to Osmonics, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; bank draft; by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; by instructing Osmonics to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

          6.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422A of the Internal Revenue Code of 1986, as amended):

             (a) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of Osmonics' plans) shall not exceed $100,000.

             (b) Any Incentive Stock Option certificate authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

             (c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by board of directors or the date this Plan was approved by the shareholders.

             (d) Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

             (e) The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

             (f) No Incentive Stock Options shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422A of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

     7. Stock Appreciation Rights. An SAR is a right to receive, without payment to Osmonics, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in
Section 7.4. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

          7.1. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 10.6. In the case of an SAR granted with respect to a stock option. the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

          7.2. Duration. Subject to earlier termination as provided in Section 10.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

          7.3. Exercise. An SAR may be exercised, in whole or in part, by giving written notice to Osmonics, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, Osmonics shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

          7.4. Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of Osmonics, shall comply with all requirements of the 1934 Act), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

             (a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 10.6); by

             (b) the Fair Market Value of a share of Common Stock on the exercise date.

             In lieu of issuing shares of Common Stock upon the exercise of an SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

     8. Stock Awards and Restricted Stock. A stock award consists of the transfer by Osmonics to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to Osmonics. A share of restricted stock consists of shares of Common Stock which are sold or transferred by Osmonics to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

          8.1. Number of Shares. The number of shares to be transferred or sold by Osmonics to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

          8.2. Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

          8.3. Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

             (a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

             (b) a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to Osmonics at his or her cost, all or a part of such shares in the event of termination of his or her employment during any period in which such shares are subject to restrictions;

             (c) such other conditions or restrictions as the Committee may deem advisable.

          8.4. Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with Osmonics setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with Osmonics. Each such certificate shall bear a legend in substantially the following form:

        The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 1993 Stock Option and Compensation Plan of Osmonics, Inc., and an agreement entered into between the registered owner and Osmonics, Inc. A copy of the Plan and the agreement is on file in the office of the secretary of Osmonics, Inc.

          8.5. End of Restrictions. Subject to Section 10.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant's legal representative, beneficiary or heir.

          8.6. Shareholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

     9. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

          9.1. Performance Objectives. Each performance share will be subject to performance objectives for Osmonics or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

          9.2. Not Shareholder. The grant of performance shares to a participant shall not create any rights in such participant as a shareholder of Osmonics, until the payment of shares of Common Stock with respect to an award.

          9.3. No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

          9.4. Expiration of Performance Share. If any participant's employment with Osmonics is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant's stated performance objectives, all the participants rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

     10. General.

          10.1. Effective Date. The Plan shall take effect on the date of adoption of the Plan by the Board of Directors, subject to the condition that the Plan is approved by the affirmative vote of the holders of a majority of the voting stock of Osmonics at the first annual meeting of shareholders held after the date hereof. If such shareholder approval is not obtained, all options granted under the Plan shall be void. Options may be granted under the Plan at any time after adoption of the Plan by the Board of Directors.

          10.2. Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or have been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date on which this Plan was adopted by board of directors, or the date of approval by the shareholders, whichever is earlier.

          10.3. Non-transferability of Incentives. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof except, in the event of the holder's death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and Osmonics shall not be required to recognize any attempted assignment of such rights by any participant. During a participant's lifetime, an Incentive may be exercised only by him or her, or by his or her guardian or legal representative.

          10.4. Effect of Termination of Employment or Death. In the event that a participant ceases to be an employee of Osmonics for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.

          10.5. Additional Condition. Notwithstanding anything in this Plan to the contrary:

             (a) Osmonics may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to Osmonics a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time Osmonics further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to Osmonics.

          10.6. Adjustment. In the event of any merger, consolidation or reorganization of Osmonics with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

          10.7. Incentive Plans and Agreements. Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

          10.8. Withholding.

             (a) Osmonics shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to Osmonics an amount required to be. withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have Osmonics withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

             (b) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

             (c) If a participant is an officer or director of Osmonics within the meaning of Section 16 of the 1934 Act, then an Election must comply with all of the requirements of the 1934 Act.

          10.9. No Continued Employment or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of Osmonics for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, the employee's beneficiaries or any other person any equity or interests of any kind in the assets of Osmonics or creating a trust of any kind or a fiduciary relationship of any kind between Osmonics and any such person.

          10.10. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

          10.11. Amendment of the Plan. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall, subject to adjustment under Section 10.6, (a) change or impair, without the consent of the recipient, an Incentive previously granted, (b) materially increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (c) materially increase the benefits that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants under the Plan.

          10.12. Immediate Acceleration of Incentives. Notwithstanding any provision in this Plan or in any Incentive to the contrary, (a) the restrictions on all shares of restricted stock award shall lapse immediately, (b) all outstanding options and SARs will become exercisable immediately, and (c) all performance shares shall be deemed to be met and payment made immediately, if subsequent to the date that the Plan is approved by the Board of Directors of Osmonics, any of the following events occur unless otherwise determined by the board of directors and a majority of the Continuing Directors (as defined below):

             (a) any person or group of persons becomes the beneficial owner of 30% or more of any equity security of Osmonics entitled to vote for the election of directors;

             (b) a majority of the members of the board of directors of Osmonics is replaced within the period of less than two years by directors not nominated and approved by the board of directors; or

             (c) the shareholders of Osmonics approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all, or substantially all of Osmonics' assets (including a plan of liquidation).

          For purposes of this Section 10.12, beneficial ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the 1934 Act. Beneficial ownership of more than 30% of an equity security may be established by any reasonable method, but shall be presumed conclusively as to any person who files a Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and forfeitability periods are eliminated by reason of provision (1), the limitations of this Plan shall not become applicable again should the person cease to own 30% or more of any equity security of Osmonics.

          For purposes of this Section 10.12, "Continuing Directors" are directors (a) who were in office prior to the time any of provisions (1),
     (2) or (3) occurred or any person publicly announced an intention to acquire 20% or more of any equity security of Osmonics, (b) directors in office for a period of more than two years, and (c) directors nominated and approved by the Continuing Directors.

          10.13. Definition of Fair Market Value. Whenever "Fair Market Value" of Common Stock shall be determined for purposes of this Plan, it shall be determined by reference to the last sale price of a share of Common Stock on the principal United States Securities Exchange registered under the 1934 Act on which the Common Stock is listed (the "Exchange"), or, on the National Association of Securities Dealers, Inc. Automatic Quotation System (including the National Market System) ("NASDAQ") on the applicable date. If the Exchange or NASDAQ is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on the Exchange or NASDAQ.

                                                                         ANNEX C

                                 OSMONICS, INC.
                              1995 EMPLOYEE STOCK
                                 PURCHASE PLAN
                                  (AS AMENDED)

1.0 WHAT IS THE PURPOSE OF THE PLAN?

     The purpose of this 1995 Employee Stock Purchase Plan (the "Plan") is to provide employees of Osmonics Inc. ("Osmonics" or the "Company") and its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")) an opportunity to share in Osmonics' financial growth through ownership of Common Stock of the Company (the "Common Stock") made available to employees at preferential prices. The Company and its subsidiaries are referred to herein collectively as "Participating Companies."

     The Plan provides a convenient method for employees to purchase the Common Stock at a cost below the market price and without payment of brokerage commissions or fees. Purchases under the Plan are intended to qualify as exercises of options (the "Purchase Rights") granted under an employee stock purchase plan, as defined by Section 423 of the Code. The Plan is intended as an incentive for continuing employment with the Company and to encourage employees to take an ownership interest in the Company's future.

2.0 WHO IS ELIGIBLE TO PARTICIPATE IN THE PLAN?

     All regular, full-time employees of the Participating Companies who have been so employed for more than 90 days (the "Eligible Employees") are eligible to participate in the Plan.

     Any employee who is also a Director of the Company, or who beneficially owns 5% or more of the total voting power or value of the stock of the Company, is not eligible to participate in the Plan.

     No purchase rights shall be granted under the Plan to any person who is not an Eligible Employee, and no Eligible Employee shall be granted purchase rights under the Plan (a) if such Eligible Employee, immediately after receiving the grant of such purchase rights under the Plan owns (under the rules of Section 423(b)(3) and 425(d) of the Code) stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiary corporations (as defined by Section 425(f) of the Code); or (b) which permits such Eligible Employee's rights to purchase stock under all employee stock purchase plans of the Participating Companies to accrue at a rate which exceeds $20,000 of fair market value of stock (determined at the time such purchase rights are granted) for each calendar year in which such purchase rights are outstanding at any time. For purposes of the preceding sentence, the determination of when the right to purchase stock pursuant to purchase rights granted under the Plan accrues, and the rate at which such rights accrue, shall be made in the manner provided by Section 423(b)(8) of the Code.

3.0 HOW MAY I ENROLL IN THE PLAN?

     Each Eligible Employee who completes and delivers the payroll deduction authorization forms to the Human Resources Department shall become a "Participant." These forms authorize a regular payroll deduction from employee compensation and must state the date on which the deductions should begin. This may not be retroactive.

4.0 HOW OFTEN WILL THE PURCHASE OF STOCK BE OFFERED?

     The Plan shall become effective on June 1, 1995, provided that the Plan has then been adopted by the Board of Directors (hereinafter called the "Board") of the Company, and approved at a duly called meeting (or any adjournment thereof) of the shareholders of the Company, by the holders of a majority of the then outstanding shares of stock of the Company voting at such meeting.

     Osmonics will make one or more annual offerings to employees to purchase stock under this Plan. Each offering period will be of 12 months' duration effective on 1 Jan and ending on 31 Dec. During this period, or the portion that an employee chooses to enroll, the amounts received by such employee as compensation will determine their participation in the offering to the extent that participation is based on compensation.

5.0 WHAT AMOUNT MAY I HAVE DEDUCTED?

     The Company will maintain payroll deduction accounts for all Participants. No amounts other than such payroll deductions may be credited to such deduction amounts. No interest shall be payable to Participants on account of any amounts held in the deduction accounts. With respect to any offering made under this plan, each Eligible Employee may authorize a payroll deduction of whole number percentages of a minimum of 2% up to a maximum of 10% of the gross compensation of such Eligible Employee received during the offering period (or during such portion thereof as elects to participate).

6.0 WHAT KIND OF SHARES MAY I PURCHASE?

     The shares of Common Stock of the Company to be issued under this Plan are "authorized but unissued shares" or treasury shares of Common Stock.

7.0 HOW MANY SHARES MAY I PURCHASE?

     Participants participating in any offering of this Plan (upon the effective date of such offering), will be granted an option to purchase as many full shares of Common Stock of the Company as such Participant chooses to purchase using the following amounts:

          7.1 up to 10% of compensation received during the specified offering period (or during the portion such Participant chooses to participate), to be paid by payroll deductions during such period; and

          7.2 the balance of fractional shares (if any) carried forward from the payroll deduction account of such Participant for the preceding offering period.

     Notwithstanding the foregoing, in no event may the number of shares purchased by a Participant during an annual offering period exceed 3,000 shares.

8.0 WHAT PRICE WILL I PAY?

     The purchase price for each share purchased will be 85% of the fair market value on the last business day of each month in which there are sufficient funds in a Participant's account to purchase one or more full shares.

     The fair market value of a share of Common Stock shall be deemed to be the mean between the highest and lowest per share selling prices at which such Stock is traded on that day as listed on the New York Stock Exchange, or any successor national securities exchange on which the Common Stock is listed or, if such Common Stock is not traded on that day, then on the next preceding day on which such Common Stock was traded.

9.0 WHAT ACCOUNTING OF MY CONTRIBUTIONS AND STOCK PURCHASES IS MAINTAINED?

     The Plan will be administered by a committee (the "Committee") designated by the Board of Directors of the Company. Members of the Committee may be appointed from time to time by the Board and shall be subject to removal by the Board. The decision of a majority in number of the members of the Committee in office at the time shall be deemed to be the decision of the Committee.

     The Committee, together with an agent (the "Agent") appointed by the Committee, shall administer the Plan so as to ensure that all Participants granted purchase rights under the Plan have the same rights and privileges as provided by Section 423(b)(5) of the Code. The Committee may, from time to time, approve the forms of any documents or writings provided for in the Plan, may adopt, amend and rescind rules and regulations not inconsistent with the Plan for carrying out the Plan and may construe the Plan. As of the last business day of each month during any offering period, the Agent will total each deduction account. To the extent a Participant's deduction account contains sufficient funds to purchase one or more full shares as of that date, such Participant will be deemed to have exercised an option to purchase a full share or shares and his or her deduction account will be charged for the amount of purchase. Subsequent full shares would be purchased in the same manner.

     Any balance of fractional shares remaining in any Participant's deduction account at the end of an offering period will be carried forward into his or her deduction account for the following offering period. In no event will the balance carried forward be equal to or greater than the purchase price of one share on the last business day of the last month of the offering period.

     For example:

     If in the month of February, $17 is withheld from a Participant's paycheck, that Participant's deduction account will be credited with that amount. Then the Committee will allocate shares of Common Stock to the account of such Participant based on the market price on the last business day of February. Assuming the market price on that day is $20, the account of the Participant would be charged for the $17 ($20 x 85%), one full share of Common Stock would be credited to the account of such Participant.

     If $24.50 had been withheld from the paycheck of the Participant in February, his or her deduction account would be credited with 1.441 shares of Common Stock ($24.50 divided by the $17 share price).

10.0 HOW DO I RECEIVE SHARES?

     Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue any shares of Common Stock under the Plan unless such issuance would comply with all applicable laws and the applicable regulations or requirements of any securities exchanges or similar entities. If, at any time, the Company, in its sole discretion, determines that the listing, registration or qualification (or any updating of any such document) of the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of shares of Common Stock pursuant to the exercise of purchase rights, shares shall not be issued pursuant to such exercise, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     With respect to any person who is subject to section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee may, at any time, add such conditions and limitations to any purchase rights under the Plan that it deems necessary or desirable to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act; provided, however, that any rights or privileges that are extended to such persons shall be extended uniformly to all eligible employees.

     The Company will periodically (but not less often than annually) deliver to each Participant certificates for full common shares purchased under the Plan. Otherwise, the certificates will be delivered only if:

          (a) a Participant withdraws from the Plan, or

          (b) a Participant or his or her legal Representative requests them.

     An Eligible Employee or Participant shall not by reason of the Plan or any purchase rights granted under the Plan, have any rights of a shareholder until and to the extent (s)he shall, from time to time, exercise his or her purchase rights, but, upon each such exercise, (s)he shall have all the rights of a shareholder of record on the day on which such exercise occurs with respect to the shares of Common Stock as to which such purchase rights are exercised, and the Company may defer delivery of certificates evidencing such shares for a reasonable time.

11.0 HOW DO I RECEIVE REPORTS OF MY ACCOUNT?

     The Committee or the Agent will provide each Participant with a periodic statement showing the cash withheld and invested, purchase price per share, shares purchased and shares held for such Participant by the Committee or the Agent.

12.0 CAN I CHANGE THE AMOUNT OF MY DEDUCTION?

     A payroll deduction may be increased only once and reduced only once during any offering period (see 4.0). Each Participant may increase or decrease his or her payroll deduction at any time by filling out new authorization forms. The change may not become effective sooner than the next pay period after receipt of the form.

13.0 MAY I WITHDRAW FROM THE PLAN ANY TIME?

     Each Participant may at any time and for any reason permanently withdraw the balance accumulated in his or her deduction account and thereby withdraw from participation in the Plan. Such Participants may thereafter begin participation again only at or after the commencement of a new offering period. Partial withdrawals may be permitted at the discretion of the Committee.

14.0 IN WHOSE NAME MAY STOCK CERTIFICATES BE ISSUED?

     Certificates may be registered in the name of the Participant only, or, if such Participant indicates on his or her authorization form, in the name of such Participant jointly with a member of his or her family with right of survivorship. If the Participant is a resident of a jurisdiction which does not recognize such a joint tenancy, such Participant may have certificates registered in the name of such Participant as tenant in common with a member of his or her family, without right of survivorship.

15.0 ARE MY RIGHTS UNDER THIS PLAN TRANSFERABLE?

     Rights under this Plan are not transferable other than by will or the laws of descent and distribution, and are exercisable by the Participant only, during the lifetime of such Participant.

16.0 DO I RECEIVE INTEREST ON CASH WITHHELD FROM MY PAYCHECK?

     In view of the discounted purchase price, no interest will be paid on cash withheld prior to purchase of shares.

17.0 WHAT HAPPENS DURING MY ABSENCE FROM WORK?

     Payroll deductions continue during any time off with pay, but stop during approved time off without pay, though such Participant is still enrolled in the Plan. Deductions automatically resume upon each Participant's return to work.

18.0 WHAT IF MY EMPLOYMENT ENDS?

     In the event retirement or termination of employment with Osmonics, the balance of shares and cash in the deduction account of such Participant will be issued to such Participant, or in the event of the death of a Participant, to the estate of such Participant.

19.0 WHAT IS THE MAXIMUM NUMBER OF SHARES IN THE PLAN AND WHAT ARE THE EFFECTS OF A STOCK SPLIT OR DIVIDEND?

     The maximum number of shares of Common Stock which may be purchased under the Plan is 800,000, subject to adjustment as hereinafter set forth.

     In the event of a subdivision of outstanding shares, or the payment of a stock dividend, the number of shares approved for this Plan shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board of Directors. In the event of any other change affecting the Company's shares of Common Stock, such adjustment shall be made as may be deemed equitable by the Board of Directors to give proper effect to such event.

20.0 WHAT ARE THE TAX CONSEQUENCES?

     All amounts withheld pursuant to the Plan, shares issued pursuant to the exercise of any purchase rights and any payments pursuant to the Plan are subject to withholding of all applicable taxes and the Participating Companies shall have the right to withhold from any payment or distribution of shares or to collect as a condition of any payment or distribution under the Plan, as applicable, any taxes required by law to be withheld. To the extent provided by the Committee, an employee may elect to have any distribution of shares otherwise required to be made pursuant to the Plan to be withheld or to surrender to the Company or Participating Companies shares of Common Stock already owned by the employee to fulfill any tax withholding obligation.

     This description of federal income tax consequences is merely to help Participants understand them and is in no way complete. Participants having questions on how the Plan affects their individual tax situation, should seek competent professional advice.

21.0 WHAT ARE MY CONTRIBUTIONS TO THE PLAN USED FOR?

     All funds received or held by the Company under this Plan may be used for any corporate purpose.

22.0 HOW IS THE PLAN ADMINISTERED?

     The Plan is administered by the Board of Directors of the Company or by a committee of directors who are not eligible to participate in the Plan.

     The Directors are responsible for general administration of the Plan, proper execution of its provisions, construction of the Plan and determination of all questions arising thereunder. It has power to establish, interpret and enforce rules and regulations for administration, provided such rules and regulations are uniformly applicable to all persons similarly situated.

23.0 WHEN DOES THE PLAN END?

     This Plan and all rights of Participants under any offering hereunder shall terminate:

          23.1 on the date that Participants become entitled to purchase a number of shares equal to or greater than the number of shares remaining available for purchase. If the number of shares so purchasable is greater than the shares remaining available, the available shares shall be allocated by the Committee among such participating employees in such manner as it deems fair; or

          23.2 at any time, at the discretion of the Board of Directors.

     Upon termination of this Plan, all amounts in the accounts of Participants shall be carried forward into such Participant's deduction account under a successor Plan, if any, or promptly refunded.

                                                                         ANNEX D

                       FIRST AMENDED AND RESTATED BY-LAWS
                                       OF
                                 OSMONICS, INC.
                          EFFECTIVE AS OF MAY 9, 2001

                                   ARTICLE 1

OFFICES

     1.1 Offices. The Corporation shall have a registered office in the State of Minnesota, a principal office and such other offices as the Board of Directors may determine.

                                   ARTICLE 2

CORPORATE SEAL

     2.1 Corporate Seal. The corporate seal, if any, shall be in such form as the Board of Directors shall prescribe.

                                   ARTICLE 3

MEETINGS OF SHAREHOLDERS

     3.1 Place and Time of Meetings. Meetings of the shareholders may be held at such place and at such time as may be designated by the Board of Directors. In the absence of a meeting shall be held at the principal office. In the absence of a designation of time, the meeting shall be held at 10:00 a.m.

     3.2 Regular Meetings. The regular meetings of the shareholders of the Corporation for the election of directors and for the transaction of any other proper business, notice of which was given in the notice of the meeting, shall be held within six (6) months after the end of the Corporation's fiscal year on such business day as the Secretary of the Corporation shall determine from time to time. If any annual meeting shall not be held by such date, the Board of Directors shall cause the meeting to be held as soon thereafter as convenient. Notwithstanding the foregoing, if a regular meeting of the shareholders has not been held for a period of fifteen (15) months, a shareholder or group of shareholders holding three percent (3%) or more of the issued and outstanding voting shares of the Corporation may demand that a regular meeting of the shareholders be held by giving written notice to the Chief Executive Officer or Treasurer of the Corporation. Within thirty (30) days after receipt of the notice, the Board shall cause a regular meeting of the shareholders to be called and held within ninety (90) days after receipt of the notice. Any regular meeting held pursuant to such a demand by a shareholder or shareholders shall be held within the county where the principal executive office of the Corporation is located.

     3.3 Special Meetings. Special meetings of the shareholders may be called by the President, by a Vice-President in the absence of the President, by the Treasurer, or by the Board of Directors or any two or more members thereof. Special meetings may also be called by one or more shareholders holding ten percent (10%) or more of the issued and outstanding voting shares of the Corporation, or by one or more shareholders holding twenty-five percent (25%) for more of the issued and outstanding voting shares of the Corporation, if the purpose of the meeting is to consider a business combination or action that would affect the composition of the Board of Directors, by delivering to the President or Treasurer a written demand for a special meeting, which demand shall state the purposes of such meeting. Within thirty (30) days after receipt of the written demand, the Board of Directors shall call a special meeting of the shareholders to be held within ninety (90) days after receipt of the written demand. Any special meeting held pursuant to such written demand shall be held within the county where the principal executive office of the Corporation is located.

     3.4 Quorum, Adjourned Meetings. Business may be transacted at any duly held meeting of the shareholders at which a quorum is present. The holders of a majority of the voting power of the shares entitled to vote at a meeting are a quorum. The shareholders present at the meeting may continue to transact business until adjournment, even though a number of less than a quorum. If a quorum is not present at any meeting, those shareholders present have the power to adjourn the meeting from time to time until the requisite number of voting shares are present. The date, time and place of the reconvened meeting shall be announced at the time of adjournment. Any business which might have been transacted at the meeting which was adjourned may be transacted at the reconvened meeting.

     3.5 Organization. At each meeting of the shareholders, the Chairman of the Board or in his absence the President or in his absence, a person designated by the Chairman of the Board, or, if no such person has been designated, the chairman chosen by a majority in voting interest of the shareholders present in person or by proxy and entitled to vote shall act as chairman; and the Secretary of the Corporation or in his absence an Assistant Secretary or in his absence any person-whom the chairman of the meeting shall appoint shall act as Secretary of the meeting.

     3.6 Order of Business. The order of business at all meetings of the shareholders shall be determined by the Chairman of the meeting, but such order of business may be changed by the vote of a majority in voting interest of those present or represented at such meeting and entitled to vote thereat.

     3.7 Voting. Each shareholder of the Corporation entitled to vote at a meeting of shareholders or entitled to express consent in writing to corporate action without a meeting shall have one vote in person or by proxy for each share of stock having voting rights held by him and registered in his name on the books of the Corporation. Upon the request of any shareholder, the vote upon any question before a meeting shall be written by written ballot, and all elections of directors shall be by written ballot. All questions at a meeting shall be decided by a majority vote of the number of shares entitled to vote represented at the meeting at the time of the vote except where otherwise required by statute, the Articles of Incorporation or these By-Laws. If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons shall have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation shall have been given written notice to the contrary and shall have been furnished a copy of the instrument or order appointing them or creating a relationship wherein it is so provided, with a copy of the instrument or order appointing them or creating a relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

          3.7.1 if only one shall vote, his act shall bind all.

          3.7.2 if more than one shall vote, the act of the majority voting, shall bind all.

          3.7.3 if more than one shall vote, but the votes shall be evenly split on any particular matter, then, except as otherwise required by statute, each fraction may vote the shares in question proportionately.

     3.8 Inspectors of Election. At each meeting of the shareholders, the chairman of such meeting may appoint two inspectors of election to act. Each inspector of election so appointed shall first subscribe an oath or affirmation briefly to execute the duties of an inspector of election at such meeting with strict impartiality and according to the best of his ability such inspectors of election, if any, shall take charge of the ballots at such meeting and after the balloting thereat on any question shall count the ballots cast thereon and shall make a report in writing to the Secretary of such meeting of the results thereof. An inspector of election need not be a shareholder of the Corporation, and any officer or employee of the Corporation may be an inspector of election on any question other than a vote for or against his election to any position with the corporation or on any other question in which he may be directly interested.

     3.9 Notices of Meetings and Consents. Every shareholder shall furnish the Secretary of the Corporation with an address at which notices of meetings and notices and consent material with respect to proposed corporate action without a meeting and all other corporate communications may be served on or mailed to him. Except as otherwise provided by the Articles of Incorporation or by statute, a written notice of each annual and special meeting of shareholders shall be given not less than 10 nor more than 60 days before the date of such meeting or the date on which the corporate action without a meeting is proposed to be taken to each shareholder of record of the Corporation entitled to vote at such meeting by delivering such notice of meeting to him personally or depositing the same in the United States mail, postage prepaid, directed to him at the post office address shown upon the records of the Corporation. Service of notice is complete upon mailing. Personal delivery to any officer of a corporation or association or to any member of a partnership is delivery to such corporation, association or partnership. Every notice of a meeting of shareholders shall state the place, date and hour of the meeting and the purpose or purposes for which the meeting is called.

     3.10 Proxies. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. Such proxies must be filed with an officer of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

     3.11 Waiver of Notice. Notice of any annual or special meeting may be waived either before, at or after such meeting in writing signed by the person or persons entitled to the notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transacting of any business because the meeting is not lawfully called or convened.

     3.12 Written Action by Shareholders. Any action which may be taken at a meeting of the shareholders may be taken without a meeting and notice if a consent in writing, setting forth the action so taken, is signed by all of the shareholders entitled to notice of a meeting for such purpose.

     3.13 Shareholders List. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any shareholder who is present.

     3.14 Fixing Date for Determination of Shareholders of Record.

          3.14.1 In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.

          3.14.2 If no record date is fixed:

             3.14.2.1 The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

             3.14.2.2 The record date for determining shareholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed.

             3.14.2.3 The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

          3.14.3 A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                                   ARTICLE 4

DIRECTORS

     4.1 General Powers. The business of the corporation shall be managed by the Board of Directors.

     4.2 Number, Qualification and Term of Office.

          4.2.1 The number of directors shall be established by a resolution adopted by a majority of the total number of directors.

          4.2.2 Directors need not be shareholders.

          4.2.3 Each director shall hold office for the term for which he or she was elected and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

          4.2.4 No director shall be elected by the shareholders (or the Board of Directors in filling a vacancy) who has or will have attained age 72 as of the date the meeting at which the director is to be elected (or the date of the written action in lieu of a meeting).

     4.3 Meetings. Meetings of the Board of Directors may be held from time to time at any place, within or without the State of Minnesota, that the Board of Directors may select if the Board of Directors fails to select a place for a meeting, the meeting shall be held at the principal executive office of the Corporation. The President or any director may call a meeting of the Board of Directors by giving notice to all directors of the date, time and place of the meeting. If the notice is to be mailed, then the notice must be mailed to each director at least five (5) calendar days prior to the meeting. If the notice is not to be mailed, then the notice must be given at least twenty-four (24) hours prior to the meeting. If the date, time and place of the meeting of the Board of Directors has been announced at a previous meeting of the Board of Directors, no additional notice of such meeting is required, except that notice shall be given to all directors who were not present at the previous meeting. Notice of the meeting of the Board of Directors need not state the purpose of the meeting. A director may orally or in writing waive notice of the meeting. Attendance by a director at a meeting of the Board of Directors also constitutes a waiver of notice of such meeting, unless the director objects at the beginning of the meeting to the transaction of business because the meeting allegedly is not lawfully called or convened and such director does not participate thereafter in the meeting.

     4.4 Quorum. A majority of the total number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the Articles of Incorporation or these By-Laws require a greater number.

     4.5 Vacancies. Any vacancy among the directors or increase in the authorized number of directors shall be tied for the unexpired term by a majority of the directors then in office though less than a quorum or by the sole remaining director. When one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office may fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective.

     4.6 Removal. Any director may be removed from office with or without cause at any time by the affirmative vote of a majority of the stockholders entitled to vote in the election of directors. Directors by majority vote may remove a director who was appointed to fill a vacancy if the stockholders have not elected directors in the interval between the time of appointment and the time of removal. Any one or all of the directors may be removed at any time, with or without cause, by the affirmative vote of the holders of the proportion or number of the voting power of the shares of the classes or series the director represents sufficient to elect them.

     4.7 Committee. By the affirmative vote of a majority of the directors, the Board of Directors may establish a committee or committees having the authority of the Board of Directors in the management of the business of the Corporation to the extent provided in the resolution adopted by the Board of Directors. Additionally, the Board of Directors may appoint a special litigation committee consisting of one or more independent persons, who need not be directors, to consider legal rights and remedies of the Corporation and whether those rights and remedies should be pursued. A committee shall consist of one or more persons, who need not be directors, that have been appointed by affirmative vote of a majority of the directors present. A majority of the members of the committee present at any meeting of the committee is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in the resolution approved by the Board of Directors. Minutes of any meetings of committees created by the Board of Directors shall be available upon request to members of the committee and to any director.

     4.8 Written Action by Less than All of the Directors. Any action which may be taken at a meeting of the Board of Directors may be taken without a meeting and notice thereof if a consent in writing setting forth the action taken is signed by the number of directors required to take the same action at a duly held meeting of the Board of Directors at which all of the directors are present. If a written action is signed by less than all the directors, any director not signing the action will be notified as soon as reasonably possible of the content of the action and the effective date of the action. Failure to provide the notice does not invalidate the written action. A director who does not sign or consent to the written action has no liability for the action or actions so taken.

     4.9 Compensation. Directors who are not salaried officers of the Corporation may receive a fixed sum per meeting attended or a fixed annual sum and such other forms of reasonable compensation as may be determined by resolution of the Board of Directors. All directors shall receive their reasonable expenses, it any, of attendance at meetings of the Board of Directors or any committee thereof. Any director may serve the Corporation in any other capacity and receive proper compensation therefor.

     4.10 Conference Communications. Directors may participate in any meeting of the Board of Directors, or of any duly constituted committee thereof, by means of a conference telephone conversation or other comparable communication technique whereby all persons participating in the meeting can simultaneously hear and communicate to each other. For the purposes of establishing a quorum and taking any action at the meeting, such directors participating pursuant to this Section 4.10 shall be deemed present in person at the meeting; and the place of the meeting shall be the place of origination of the conference telephone conversation or other comparable communication technique.

                                   ARTICLE 5

OFFICERS

     5.1 Number. The Board of Directors shall from time to time, elect a Chief Executive Officer, who may also be designated as President, and a Chief Financial Officer, who may also be designated as Treasurer, a Chairman of the Board, at least one Vice President, a Secretary, and any officers and agents as the Board of Directors by a majority vote of the total number of directors may designate. Any person may hold two or more offices.

     5.2 Election, Term of Office and Qualifications. At each annual meeting of the Board of Directors all officers, from within or without their number, shall be elected. Such officers shall hold office until the next annual meeting of the directors or until their successors are elected and qualified, or until such office is eliminated by a vote of the majority of all directors. Officers who may be directors shall hold office until the election and qualification of their successors, notwithstanding an earlier termination of their directorship.

     5.3 Removal and Vacancies. Any officer may be removed from his office by a majority vote of the total number of directors with or without cause. Such removal shall be without prejudice to the contract rights of the person so removed. A vacancy among the officers by death, resignation, removal, or otherwise shall be filled for the unexpired term by the Board of Directors.

     5.4 Chairman of the Board. The Chairman of the Board shall preside at all meetings of the shareholders and directors and shall have such other duties as may be prescribed, from time to time, by the Board of Directors.

     5.5 Chief Executive Officer/President. The President shall have general active management of the business of the Corporation. He shall be the chief executive officer of the Corporation and shall see that all orders and resolutions of the directors are carried into effect. He may execute and deliver in the name of the Corporation any deeds, mortgages, bonds, contracts or other instruments pertaining to the business of the Corporation and in general shall perform all duties usually incident to the office of the president. He shall have such other duties as may, from time to time, be prescribed by the Board of Directors.

     5.6 Vice President. Each Vice President shall have such powers and shall perform such duties as may be prescribed by the Board of Directors or by the President. In the event of absence or disability of the President, Vice Presidents shall succeed to his power and duties in the order designated by the Board of Directors.

     5.7 Secretary. The Secretary shall be secretary of and shall attend all meetings of the shareholders and Board of Directors and shall record all proceedings of such meetings in the minute book of the Corporation. He shall give proper notice of meetings of shareholders and the Board of Directors. He shall keep the seal of the Corporation and shall affix the same to any instrument requiring it and may when necessary attest the seal by this signature. He shall perform such other duties as may from time to time be prescribed by the Board of Directors or by the President.

     5.8 Chief Financial Officer/Treasurer. The Treasurer shall keep accurate accounts of all moneys of the Corporation received or disbursed. He shall deposit all moneys, drafts and checks in the name of and to the credit of the Corporation in such banks and depositaries as a majority of the whole Board of Directors shall from time to time designate. He shall have power to endorse for deposit all notes, checks and drafts received by the Corporation. He shall disburse the funds of the Corporation as ordered by the directors, mailing proper vouchers therefor. He shall render to the President and the Board of Directors whenever required an account of all his transactions as Treasurer and of the financial condition of the Corporation and shall perform such other duties as may from time to time be prescribed by the Board of Directors or by the President.

     5.9 Treasurer. Unless otherwise determined by the Board of Directors, the Treasurer shall be the Chief Financial Officer of the Corporation. If an officer other than the Treasurer is designated Chief Financial Officer, the Treasurer shall perform such duties as may from time to time be assigned by the Board.

     5.10 Duties of Other Officers. The duties of such other officers and agents as the Board of Directors may designate shall be set forth in the resolution creating such office or by subsequent remedy.

     5.11 Compensation. The officers of the Corporation shall receive such compensation for their services as may be determined from time to time by resolution of the Board of Directors or by one or more committees to the extent so authorized from time to time by the Board of Directors.

                                   ARTICLE 6

INDEMNIFICATION

     6.1 Indemnification. The Corporation shall indemnify, and the Board of Directors may authorize the purchase and maintenance of insurance for the purpose of such indemnification, such persons for such liabilities in such manner under such circumstances and to such extent as permitted by the laws of the State of Minnesota, as now enacted or hereafter amended.

                                   ARTICLE 7

SHARES AND THEIR TRANSFER

     7.1 Certificates of Shares. Every holder of shares of stock in the Corporation shall be entitled to a certificate, to be in such form as shall be prescribed by the Board of Directors certifying the number of shares in the Corporation owned by him. The certificates for such shares shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman of the Board, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary and the seal of the Corporation shall be affixed thereto. Every certificate surrendered to the Corporation for exchange or transfer shall be cancelled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such certificate shall have been so cancelled, except in cases provided for in Section 7.4.

     7.2 Issuance of Shares. The Board of Directors is authorized to cause to be issued shares of the Corporation up to the full amount authorized by the Articles of Incorporation in such amounts and for such consideration as may be determined by the Board of Directors. No shares shall be allotted except in consideration of cash, labor, personal property, or real property, or leases thereof, or of an amount transferred from surplus to stated capital upon a share dividend. At the time of such allotment of shares, the Board of Directors shall state its determination of the fair value to the Corporation in monetary terms of any consideration other than cash for which shares are allotted. Shares so issued shall be fully paid and nonassessable. The amount of consideration to be received in cash or otherwise shall not be less than the par value of the shares so allotted. Treasury shares may be disposed of by the Corporation for such consideration, expressed in dollars, as may be fixed by the Board of Directors.

     7.3 Transfer of Shares. Transfer of shares on the books of the Corporation may be authorized only by the shareholder named in the certificate, the shareholder's legal representative or the shareholder's duly authorized attorney-in-fact and upon surrender of the certificate or the certificates for such shares. The Corporation may treat as the absolute owner of shares of the Corporation the person or persons in whose name shares are registered on the books of the Corporation.

     7.4 Loss of Certificates. Any shareholder claiming a certificate for shares to be lost, stolen or destroyed shall make an affidavit of that fact in such form as the Board of Directors may require and shall, if the Board of Directors so requires, give the Corporation a bond of indemnity in form, in an amount, and with one or more sureties satisfactory to the Board of Directors, to indemnify the Corporation against any claims which may be made against it on account of the alleged loss, theft or destruction of the certificate or issuance of such new certificate. A new certificate may then be issued in the same tenor and for the same number of shares as the one claimed to have been lost, stolen or destroyed.

     7.5 Facsimile Signatures. Whenever any certificate is countersigned by a transfer agent or by a register other than the Corporation or its employee, then the signatures of the officers or agents of the Corporation may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on any such certificate shall cease to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation as though the person who signed such certificate or whose facsimile signature or signatures had been placed thereon were such officer, transfer agent or registrar at the date of issue.

                                   ARTICLE 8

FINANCIAL AND PROPERTY MANAGEMENT

     8.1 Dividends. The Board of Directors may declare dividends from the Corporation's surplus, or if there be none, out of its net profits for the current fiscal year, and/or the preceding fiscal year in such amounts as in their opinion the condition of the affairs of the Corporation shall render it advisable unless otherwise restricted by law.

     8.2 Use of Surplus, Reserves. The Board of Directors may use any of its property or funds, unless such would cause an impairment of capital, in purchasing any of the stock, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the Corporation. The Board of Directors may from time to time set aside from its surplus or net profits such sums as it deems proper as a reserve fund for any purpose.

     8.3 Checks. All checks, drafts, other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by the President or Treasurer, or any other officer or officers, agent or agents of the Corporation, as may from time to time be determined by resolution of the Board of Directors.

     8.4 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies, or other depositories as the Board of Directors may select.

                                   ARTICLE 9

BOOKS AND RECORDS, AUDIT, FISCAL YEAR

     9.1 Books and Records. The Board of Directors of the Corporation shall cause to be kept: (a) a share ledger which shall be a charge of an officer designated by the Board of Directors; (b) records of all proceedings of shareholders and directors; and (c) such other records and books of account as shall be necessary and appropriate to the conduct of the corporate business.

     9.2 Audit. The Board of Directors shall cause the records and books of account of the Corporation to be audited at least once in each fiscal year and at such other times as it may deem necessary or appropriate.

     9.3 Annual Report. The Board of Directors shall cause to be filed with the Minnesota Commerce Department in each year the annual report required by law.

     9.4 Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year or upon such date as determined by the Board of Directors.

     9.5 Examination by Shareholders. Any shareholder of record of the Corporation, upon written demand under oath stating the purpose thereof, shall have the right to inspect in person or by agent or attorney, during usual business hours, for any person or by agent or attorney, during usual business hours, for any proper purpose, the Corporation's share ledger, a list of its shareholders and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a shareholder. Holders of voting trust certificates representing stock of the Corporation shall be regarded as shareholders for the purpose of this subsection. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the shareholder. The demand under oath shall be directed to the Corporation at its registered office in Minnesota or at its principal office.

                                   ARTICLE 10

MISCELLANEOUS

     10.1 Periods of Time. During any period of time prescribed by these By-Laws, the date from which the designated period of time begins to run shall not be included, and the last day of the period so computed shall be included.

     10.2 Voting Securities Held by the Corporation. Unless otherwise ordered by the Board of Directors, the President shall have full power and authority on behalf of the corporation (a) to attend and to vote at any meeting of security holders of other corporations in which the Corporation may hold securities; (b) to execute any proxy for such meeting on behalf of the Corporation; or (c) to execute a written action in lieu of a meeting of such other corporation on behalf of the Corporation. At such meeting, by such proxy or by such writing in lieu of meeting, the President shall possess and may exercise any and all rights and powers incident to the ownership of such securities that the Corporation might have possessed and exercised if it had been present. The Board of Directors may, from time to time, confer like powers upon any other person or persons.

     10.3 Purchase and Sale of Securities. Unless otherwise ordered by the Board of Directors, the President shall have full power and authority on behalf of the Corporation to purchase, sell, transfer or encumber any and all securities of any other corporation owned by the Corporation and may execute and deliver such documents as may be necessary to effectuate such purchase, sale, transfer or encumbrance. The Board of Directors may, from time to time, confer like powers upon any other person or persons.

                                   ARTICLE 11

AMENDMENTS

     11.1 Amendments. The Board of Directors of the Corporation is expressly authorized to make By-Laws of the Corporation and from time to time to adopt, amend or repeal By-Laws so made to the extent and in the manner prescribed in the Minnesota Statutes. The Board of Directors shall not adopt, amend, or repeal a By-Law fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the Board of Directors, or fixing the number of directors or their classifications, qualifications, or terms of office, but may adopt or amend a By-Law to increase the number of directors. The authority in the Board of Directors is subject to the power of the voting shareholders to adopt, change or repeal the By-Laws by a vote of shareholders holding a majority of the shares entitled to vote and present or represented at any regular meeting or special meeting called for that purpose.

                                 OSMONICS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 9, 2001
                                   11:00 A.M.

                                 OSMONICS, INC.
                              5951 CLEARWATER DRIVE
                            MINNETONKA, MN 55343-8995




[LOGO]     OSMONICS, INC.         5951 CLEARWATER DRIVE
                                  MINNETONKA, MN 55343-8995                PROXY
--------------------------------------------------------------------------------
The undersigned, a shareholder of Osmonics, Inc., hereby appoints D. Dean Spatz and Ruth Carol Spatz, and each of them as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of the Shareholders of Osmonics, Inc. to be held at Osmonics, Inc., 5951 Clearwater Drive, Minnetonka, Minnesota 55343-8995 at 11:00 A.M., and at any adjournments or postponements thereof, upon matters set forth on the reverse side, with all the powers which the undersigned would possess if personally present.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting.


                      See reverse for voting instructions.

THERE ARE TWO WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES            COMPANY #
TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU            CONTROL #
MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE
- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m.(ET) on May 8, 2001.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
-  Follow the simple instructions the Voice provides you.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Osmonics, Inc., c/o Shareholder Services(TM), P.O. Box 64873, St. Paul, MN 55164-0873.

            IF YOU VOTE BY PHONE, PLEASE DO NOT MAIL PROXY CARD


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4 AND 5.


1.  Election of directors:     01  William Eykamp
    (Three-year term)          02  Michael L. Snow
                               03  Ruth Carol Spatz


[ ] Vote FOR                  [ ]  Vote WITHHELD
    all nominees                   from all nominees
    (except as marked)


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

---------------------------------------------

---------------------------------------------



                              - Please fold here -
--------------------------------------------------------------------------------


2. To approve the amendment of the Company's 1993 Employee Stock Option and Compensation Plan to increase by 150,000 the number of shares reserved under such Plan.

[ ] For           [ ]  Against       [ ]  Abstain


3. To approve the amendment of the Company's 1995 Employee Stock Purchase Plan to increase by 400,000 the number of shares reserved under such Plan.

[ ] For           [ ]  Against       [ ]  Abstain


4. To amend Osmonics' By-Laws to provide that no person over the age of 72 may be elected or appointed to the Board.

[ ] For           [ ]  Against       [ ]  Abstain


5. To transact such other business as may properly come before the meeting or any adjournments thereof.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL

Address Change? Mark Box [ ]
Indicate changes below:


Date ______________________


----------------------------------

----------------------------------
Signature(s) in Box


Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.